                              Brazos Mutual Funds

    Supplement dated May 13, 1999 to the Prospectus dated February 12, 1999


On April 19, 1999, John McStay Investment Counsel ("JMIC"), which acts as the investment adviser to each portfolio of Brazos Mutual Funds (the "Trust"), entered into an agreement with AIG Global Investment Group, Inc. ("AIG Global"), a direct wholly owned subsidiary of American International Group, Inc. ("AIG") pursuant to which substantially all of JMIC's assets and liabilities are to be transferred to a newly-formed Delaware limited liability company ("New JMIC") that will be majority owned by a wholly owned subsidiary of AIG and minority owned by the employees of New JMIC, resulting in New JMIC becoming a subsidiary of AIG (the "Transaction"). No portfolio management changes are currently planned which would affect services being provided to the Trust. As a result of the Transaction, Trust shareholders of record as of May 24, 1999 are being asked to approve new investment advisory agreements with New JMIC, to take effect upon consummation of the Transaction, as well as certain other matters. The new agreements will be identical to the current agreements in all respects except for their effective dates, termination dates and language describing the existing authorization of the Trust's Board of Trustees permitting affiliate transactions. The new agreements will have no effect on the contractual advisory fee rates payable by the Trust. The Board of Trustees of the Trust has also approved the following new service providers for the Trust, effective at the closing of the Transaction: Custodian, State Street Bank and Trust Company; and Administrator, SunAmerica Asset Management Corp. (an AIG affiliate). The Transaction is subject to a number of conditions and is expected to be consummated by June 30, 1999, but may be completed at a later date and there is no assurance that it will be consummated.